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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): November 5, 2001


                               SAFLINK Corporation
             (Exact Name of Registrant as Specified in its Charter)


         Delaware                    0-20270                 95-4346070
  (State or Other Jurisdiction     (Commission             (IRS Employer
     of Incorporation)             File Number)          Identification No.)


       11911 N.E. 1st Street, Suite B-304, Bellevue, Washington 98005-3032
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (425) 278-1100
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Item 5.  Other Events

     On November 7, 2001, SAFLINK Corporation issued a press release announcing a three-year contract with a major financial services institution for delivery of its biometric enterprise security products. The press release is filed as
Exhibit 99.1 hereto and is included herein by reference.

     On November 5, 2001, SAFLINK Corporation issued a press release announcing the publication in The Wall Street Transcript of an interview with Glenn Argenbright, Interim President and Interim Chief Executive Officer of SAFLINK. The press release is filed as Exhibit 99.2 hereto and is included herein by reference.


Item 7.  Financial Statements and Exhibits

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits

          The exhibits listed on the Exhibit Index on page 4 are filed as part of this Report.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SAFLINK Corporation

Date: November 14, 2001

                                       By: /s/ Glenn Argenbright
                                           -------------------------------------
                                           Glenn Argenbright
                                           Interim President and Interim Chief
                                           Executive Officer


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                                  EXHIBIT INDEX

EXHIBIT
NUMBER
------

99.1      Press Release
99.2      Press Release



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